UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):  July 29, 2011

RealD Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34818	77-0620426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Crescent Drive, Suite 120 Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

(310) 385-4000

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

(e) Stockholder Approval of the RealD 2011 Employee Stock Purchase Plan

On July 29, 2011, the stockholders of RealD Inc. (the “Company”) approved the RealD Inc. 2011 Employee Stock Purchase Plan.  This plan had previously been approved by the Company’s Board of Directors on June 8, 2011. For a description of the RealD Inc. 2011 Employee Stock Purchase Plan, please see “Proposal Five—Approval of our 2011 Employee Stock Purchase Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on June 15, 2011.  The RealD Inc. 2011 Employee Stock Purchase Plan was attached as Appendix A to the definitive proxy statement and is filed as Exhibit 10.1 to this report, and is incorporated herein by reference.

Item 5.07.                                          Submission of Matters to a Vote of Security Holders

(a)                                  The Company held its Annual Meeting of Stockholders on July 29, 2011 at 10:00 a.m. (PDT).

(b)                                 The voting results from the Annual Meeting were as follows:

1.                                       Each of the following 3 directors were elected as Class I directors to our Board of Directors to serve until the annual meeting of the stockholders in 2014 or until their respective successors are elected and qualified, and received the number of votes set fourth below. There were 3,938,865 broker non-votes and no abstentions.

Name	For	Withheld

Joshua Greer	40,248,487	76,567

James Cameron	39,316,357	1,008,697

Dave Habiger	40,233,226	91,828

2.                                       The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2012 fiscal year was approved by a vote of 43,599,139 shares in favor, 663,036 shares against and 1,744 shares abstaining.  There were no broker non-votes.

3.                                       An advisory resolution approving the Company’s executive compensation was approved by a vote of 34,615,218 shares in favor, 420,113 shares against and 5,289,723  shares abstaining.  There were 3,938,865 broker non-votes.

4.                                       An advisory vote on the frequency of future advisory votes on the Company’s executive compensation was held and the frequency that received the most votes was one year. The results of the vote were as follows: 34,179,837 shares in favor of one year, 363,653 shares in favor of two years, 634,782 shares in favor of three years and 5,146,782 shares abstaining. There were 3,938,865 broker non-votes. In light of the voting results with respect to the frequency of stockholder votes on executive compensation, our Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers.

5.                                       A vote for the approval of the RealD Inc. 2011 Employee Stock Purchase Plan was held and approved by a vote of 39,398,827 shares in favor, 905,256 shares against and 20,971 shares abstaining.  There were 3,938,865 broker non-votes.

Item 8.01.                                          Other Events.

On August 1, 2011, RealD issued a press release reporting Dave Habiger’s election as a member of the Board of Directors.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                                         Exhibits

Exhibit Number	Description
10.1	RealD Inc. 2011 Employee Stock Purchase Plan.
99.1	Press release, dated August 1, 2011, entitled “RealD Announces the Election of Digital Media Veteran Dave Habiger to its Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealD Inc.

	By:	/s/ Craig Gatarz
Craig Gatarz
Executive Vice President, General Counsel and Secretary
Date: August 1, 2011